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                           AMFAC/JMB HAWAII, INC.
                                    and
                         AMFAC/JMB MERGERCO, L.L.C.

                                     TO

                    THE FIRST NATIONAL BANK OF CHICAGO,

                                  Trustee


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                       SECOND SUPPLEMENTAL INDENTURE
                         Dated as of March 1, 1998

                  To Indenture dated as of March 14, 1989
              (as amended and supplemented by the Amendment to
                Indenture dated January 17, 1990 and by the
                Supplemental Indenture dated June 14, 1993)


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



                  THIS SECOND SUPPLEMENTAL INDENTURE, dated as of March 1, 1998 supplements that certain Indenture among AMFAC/JMB HAWAII, INC., a corporation duly organized and existing under the laws of the State of Hawaii (herein called the "Company"), AMFAC/JMB MERGERCO, L.L.C. ("Mergerco" or the "Surviving Entity"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee"), AMFAC PROPERTY DEVELOPMENT CORP., a Hawaii corporation, AMFAC PROPERTY INVESTMENT CORP., a Hawaii corporation, AMFAC LAND COMPANY, LIMITED, a Hawaii corporation, KAANAPALI WATER CORPORATION, a Hawaii corporation, KAANAPALI ESTATE COFFEE, INC., a Hawaii corporation, KEKAHA SUGAR COMPANY, LIMITED, a Hawaii corporation, THE LIHUE PLANTATION COMPANY, LIMITED, a Hawaii Corporation, OAHU SUGAR COMPANY, LIMITED, a Hawaii corporation, PIONEER MILL COMPANY, LIMITED, a Hawaii corporation, PUNA SUGAR COMPANY, LIMITED, a Hawaii Corporation, H. HACKFELD & CO., LTD., a Hawaii corporation, WAIAHOLE IRRIGATION COMPANY, LIMITED, a Hawaii corporation, and WAIKELE GOLF CLUB, INC., a Hawaii corporation, as Guarantors of the Securities, dated as of March 14, 1989 as amended and supplemented by the Amendment to Indenture dated January 17, 1990 and the Supplemental Indenture dated June 14, 1993 (such Indenture, as so amended and supplemented, the "Indenture").

                             W I T N E S S E T H:

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee the Indenture, providing for the issuance of Securities (such terms and all other capitalized terms used but not defined in this Second Supplemental Indenture having the meanings assigned to them in the Indenture); and

                  WHEREAS, the Company and its sole shareholder, Northbrook Corporation, a Delaware corporation ("Northbrook") desire to change the Company's form of business from a Hawaii corporation to a Hawaii limited liability company; and

                  WHEREAS, in order to effect that change in the form of the Company's business, Northbrook formed Mergerco which is a wholly owned subsidiary of Northbrook; and

                  WHEREAS, the Company and Mergerco entered into an Agreement and Plan of Merger pursuant to which the Company, upon filing of Articles of Merger with the Director of Commerce and Consumer Affairs of the State of Hawaii (the "Effective Time"), will be merged with and into Mergerco and Mergerco will be the surviving entity of such merger; and

                  WHEREAS, the Surviving Entity as of the Effective Time will be known as "Amfac/JMB Hawaii, L.L.C."; and

                  WHEREAS, this Second Supplemental Indenture is being entered into pursuant to Sections 6.01(2) and 9.01(2) of the Indenture which provide that a supplemental indenture may be entered into by the Company and the Trustee without the consent of the Securityholders in order to permit the Company to merge with a Qualified Entity and require that the person surviving such merger expressly assume by an Indenture supplemental to the Indenture all obligations of the Company under the Securities and the Indenture; and

                  WHEREAS, the Company and Mergerco desire and have requested the Trustee and the Guarantors to join with them in the execution and delivery of this Second Supplemental Indenture in order to amend the Indenture as set forth herein; and

                  WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, the Surviving Entity, the Trustee and the Guarantors and a valid amendment of and supplement to the Indenture have been done.


                  NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE
WITNESSETH:

                  For and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Securityholders, as follows:

                                    ARTICLE I

                  From and after the Effective Time, the Surviving Entity agrees to expressly assume all obligations of the Company under the Securities and the Indenture.

                                   ARTICLE II

                  From and after the Effective Time, the Guarantors agree and consent to be bound by the terms of this Second Supplemental Indenture and further agree that the Guarantors' guarantees and other obligations set forth in the Indenture remain in full force and effect.

                                  ARTICLE III

                  This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument. The parties hereto acknowledge that the indemnification of the Trustee set forth in Section 8.07 of the Indenture provides indemnification of the Trustee for its execution and delivery of this Second Supplemental Indenture.



                      *   *    *    *    *    *    *    *

                  IN WITNESS WHEREOF, AMFAC/JMB Hawaii, Inc. has caused this Second Supplemental Indenture to be signed in its corporate name and acknowledged by one of its duly authorized officers, and its corporate seal to be affixed hereunto or impressed hereon, and the same to be attested by its Secretary or an Assistant Secretary; AMFAC/JMB MERGERCO, L.L.C. has caused this Second Supplemental Indenture to be signed in its name and acknowledged by one of its duly authorized manager and the same to be attested by a duly authorized manager of AMFAC/JMB MERGERCO, L.L.C.; The First National Bank of Chicago, Trustee, has caused this Second Supplemental Indenture to be signed and acknowledged by one of its vice presidents, has caused its corporate seal to be affixed hereto or impressed hereon, and the same to be attested by one of its assistant secretaries, as of the day and year first written above; and the Guarantors have each caused this Second Supplemental Indenture to be signed in their respective corporate names and acknowledged by one of their duly authorized officers, and their corporate seals to be affixed hereunto or impressed hereon, and the same to be attested by their Secretary or an Assistant Secretary.

                                           AMFAC/JMB HAWAII, INC.


                                           By:_______________________
[Seal]                                          Vice President

Attest:

________________________
    Secretary
                                           AMFAC/JMB MERGERCO, L.L.C.


                                           By:________________________
[Seal]                                             Manager

Attest:

________________________
    Manager
                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, as Trustee

                                            By:_______________________
[Seal]                                            Vice President

Attest:

________________________
    Assistant Secretary

                                               AMFAC PROPERTY DEVELOPMENT CORP.


                                                By:__________________________
[Seal]                                                    President

Attest:

_________________________
    Assistant Secretary

                                               AMFAC PROPERTY INVESTMENT CORP.


                                                By:__________________________
[Seal]                                                    President

Attest:

_________________________
    Assistant Secretary

                                               AMFAC LAND COMPANY, LIMITED


                                                By:__________________________
                                                          Vice President
[Seal]

Attest:

_________________________
    Assistant Secretary


                                               KAANAPALI WATER CORPORATION


                                                By:__________________________
                                                          President
[Seal]

Attest:

_________________________
    Assistant Secretary

                                                KAANAPALI ESTATE COFFEE, INC.


                                                By:__________________________
                                                          President
[Seal]

Attest:

__________________________
    Assistant Secretary

                                               KEKAHA SUGAR COMPANY, LIMITED


                                                By:__________________________
                                                          President
[Seal]

Attest:

__________________________
    Assistant Secretary


                                               THE LIHUE PLANTATION COMPANY,
                                               LIMITED


                                                By:__________________________
                                                          President
[Seal]

Attest:

___________________________
    Assistant Secretary

                                               OAHU SUGAR COMPANY, LIMITED


                                                By:__________________________
                                                          President
[Seal]

Attest:

___________________________
    Assistant Secretary

3273124             97425094

                                               PIONEER MILL COMPANY, LIMITED


                                                By:___________________________
                                                          President
[Seal]

Attest:

___________________________
    Assistant Secretary

                                               PUNA SUGAR COMPANY, LIMITED


                                                By:___________________________
                                                          President
[Seal]

Attest:

____________________________
    Assistant Secretary

                                               H. HACKFELD & CO., LTD.


                                                By:___________________________
                                                          President
[Seal]

Attest:

____________________________
    Assistant Secretary

                                               WAIAHOLE IRRIGATION COMPANY,
                                               LIMITED


                                                By:__________________________
                                                          President
[Seal]

Attest:

___________________________
    Assistant Secretary

                                                WAIKELE GOLF CLUB, INC.


                                                By:________________________
                                                          Vice President
[Seal]

Attest:

__________________________
    Assistant Secretary